Exhibit 99.1

Finjan Announces Public Offering of Common Shares

EAST PALO ALTO, CA – 06/26/17 -- Finjan Holdings, Inc. (NASDAQ: FNJN) (the “Company”), a cybersecurity company, today announced that it has commenced an underwritten registered public offering of its common stock. All shares offered are to be sold by the Company with B. Riley & Co., LLC acting as the sole bookrunner in the offering.

The Company also intends to grant the underwriter a 30-day option to purchase additional shares equal to up to 15% of the aggregate number of shares of common stock sold in the offering. The Company expects to use the net proceeds of this offering, if any, for general corporate purposes.

The offering is subject to market and certain other conditions, and there can be no assurance as to whether or when the offering may be completed, or as to the final size or terms of the offering.

The shares of common stock described above are being offered by the Company pursuant to a registration statement (File No. 333-197378) filed by the Company with the Securities and Exchange Commission (“SEC”), which has been declared effective. A preliminary prospectus supplement and accompanying base prospectus related to the offering will be filed with the SEC and will be available on the SEC’s website located at http://www.sec.gov. Copies of the preliminary prospectus supplement and the accompanying base prospectus relating to the offering, when available, may be obtained from B. Riley & Co., LLC, 11100 Santa Monica Blvd., Suite 800 Los Angeles California 90025, by telephone at (888) 295-0155, or by email at capitalmarkets@brileyco.com.

Before investing, interested parties should read the preliminary prospectus supplement and accompanying base prospectus in the registration statement and other documents the Company has filed or will file with the SEC for more complete information about the Company and the offering. This announcement shall not constitute an offer to sell or the solicitation of an offer to buy the common stock, nor shall there be any sale of the common stock in any jurisdiction in which such offer, solicitation or sale would not be permitted.

ABOUT FINJAN
Established nearly 20 years ago, Finjan is a globally recognized leader in cybersecurity. Finjan’s inventions are embedded within a strong portfolio of patents focusing on software and hardware technologies capable of proactively detecting previously unknown and emerging threats on a real-time, behavior-based basis. Finjan continues to grow through investments in innovation, strategic acquisitions, and partnerships promoting economic advancement and job creation.

Cautionary Note Regarding Forward-Looking Statements
This press release contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as

amended. Forward-looking statements reflect our expectations and projections about our future results, performance, prospects and opportunities. These statements can be identified by the fact that they do not relate strictly to historical or current facts. We have tried to identify forward-looking statements by using words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “project,” “potential,” “should,” “will,” “will be,” “would” and similar expressions, but this is not an exclusive way of identifying such statements. Readers are cautioned that forward-looking statements are not guarantees of future performance.  Our actual results, performance and achievements may differ materially from those expressed in, or implied by, the forward-looking statements contained herein as a result of various risks, uncertainties and other factors.  Important factors that could cause our actual results to differ materially from our expectations include, without limitation our ability to execute our business plan and operate profitably; the outcome of pending or future licensing and enforcement actions; our ability to expand our technology portfolio; the enforceability of our patents; our ability to successfully execute acquisitions, dispositions and other corporate transactions, if any; the continued use of our technology in the market; the impact of regulatory developments regarding patent enforcement; and other factors described under “Risk Factors” in our most recent Annual Report on Form 10-K and in other filings we make with the SEC from time to time. Forward-looking statements speak only as of the date hereof. Except as expressly required under federal securities laws and the rules and regulations of the SEC, we do not undertake any obligation to update any forward-looking statements to reflect events or circumstances arising after the date hereof, whether as a result of new information or future events or otherwise. You should not place undue reliance on the forward-looking statements included herein or that may be made elsewhere from time to time by us, or on our behalf. All forward-looking statements attributable to us are expressly qualified by these cautionary statements.

Investor Contact:
Vanessa Winter | Director of Investor Relations, Finjan Holdings
Valter Pinto | KCSA Strategic Communications
(650) 282-3245 | investors@finjan.com